LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Lowell C. Anderson, Chairman of the Board of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert
W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Chairman of the Board of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this 3rd day of April 2000.

WITNESS:

/s/ Lowell C. Anderson
-----------------------------


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Robert W. MacDonald, Chief Executive Officer and a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Suzanne J. Pepin as my attorney and agent, for me, and in my name as Chief Executive Officer and Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Robert W. MacDonald
-----------------------
Robert W. MacDonald

       WITNESS my hand and seal this 26th day of April 2000.


WITNESS:

/s/ Mary Ann Lemke
-----------------------------


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Margery G. Hughes, President of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as President of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

     WITNESS my hand and seal this 5th day of April 2000.

WITNESS:  /s/ Mary Ann Lemke

/s/ Margery G. Hughes
-----------------------


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Mark A. Zesbaugh, Senior Vice President, Chief Financial Officer and Assistant Secretary of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne
J. Pepin, each individually as my attorney and agent, for me, and in my name as Senior Vice President, Chief Financial Officer and Assistant Secretary of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

     WITNESS my hand and seal this 3rd day of April 2000.

WITNESS:                                /s/ Mark A. Zesbaugh


/s/ Stacey R. Thiele
-----------------------


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Herbert F. Hansmeyer, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

/s/ Herbert F. Hansmeyer
------------------------
Herbert F. Hansmeyer

     WITNESS my hand and seal this 4th day of April 2000.

WITNESS:

/s/ David C Marks
------------------

                                 ACKNOWLEDGEMENT


State of Connecticut
County of Fairfield

The foregoing instrument was acknowledged before me Tracy Stroh this 5th day of April, 2000, by Herbert F. Hansmeyer.

                                           /s/ Tracey Stroh
                                           -----------------
                                           Notary Public


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Michael P. Sullivan, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

     WITNESS my hand and seal this 5th day of April 2000.

WITNESS:

/s/ Michael P. Sullivan
------------------


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Dr. Gerhard G. Rupprecht, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


     WITNESS my hand and seal this 18th day of April 2000.

WITNESS:

                                      /s/ Gerhard Rupprech

                                      (Dr. Gerhard Rupprecht)

                                                 Unterschriftsbeglaubigung

I hereby certify, the the above is the true signature, acknowledged in my presence of

                        Dr. Gerhard Rupprecht
                        Chairman of the Board of Management
                        Reinsburgstrabe 19,70178 Stuttgart, Germany,

Personally know to me.

                          Stuttgart, den 18.April 2000

                                         /s/ Dr. Kubler
                                         Dr. Kubler
                                         Notarvetreter


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Reverand Dennis J. Dease, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

                               /s/ Dennis J. Dease

     WITNESS my hand and seal this 4th day of April 2000.

WITNESS:

/s/ Donna L Baisden


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, James R. Campbell, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

/s/ James R. Campbell

     WITNESS my hand and seal this 5th day of April 2000.

WITNESS:

/s/ Vicki L. Plymate
--------------------


                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Robert M. Kimmitt, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Suzanne J. Pepin, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


     WITNESS my hand and seal this 5th day of April 2000.

                              /s/ Robert M. Kimmitt
                             ----------------------
                              Robert M. Kimmitt, Esq.

WITNESS:

/s/ illegible
------------------